EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Gift Liquidators, Inc. (the "Registrant") on Form 10-QSB for the three-month period ending September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, David Mladen, President and Chief Executive Officer (and principal financial and accounting officer) of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Quarterly Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.



By: /s/ David Mladen
   --------------------------------------------------
    David Mladen
    Chief Executive Officer (and principal financial
    and accounting officer)
    Dated this 21st day of November, 2005